UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05497

Western Asset Municipal High Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: October 31

Date of reporting period: April 30, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	April 30, 2020

WESTERN ASSET

MUNICIPAL HIGH INCOME

FUND INC. (MHF)

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you invest through a financial intermediary and you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that financial intermediary. If you are a direct shareholder with the Fund, you can call the Fund at 1-888-888-0151, or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income exempt from federal income taxes.

The Fund seeks to achieve its investment objective by investing primarily in intermediate- and long-term municipal debt securities issued by state and local governments. However, the Fund may invest in municipal obligations of any maturity.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Municipal High Income Fund Inc. for the six-month reporting period ended April 30, 2020. Please read on for Fund performance information during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

May 29, 2020

II	Western Asset Municipal High Income Fund Inc.

Performance review

For the six months ended April 30, 2020, Western Asset Municipal High Income Fund Inc. returned -6.09% based on its net asset value (“NAV”)i and -9.88% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Bloomberg Barclays Municipal Bond Indexii, returned -1.33% for the same period. The Lipper High Yield Municipal Debt Closed-End Funds Category Averageiii returned -8.44% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

During this six-month period, the Fund made distributions to shareholders totaling $0.15 per share. As of April 30, 2020, the Fund estimates that, 92% of the distributions were sourced from net investment income and 8% constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of April 30, 2020. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2020 (unaudited)
Price Per Share	6-Month Total Return**
$ 7.41 (NAV)	-6.09	%†
$ 6.75 (Market Price)	-9.88	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “MHF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMHFX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

*

These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

Western Asset Municipal High Income Fund Inc.	III

Performance review (cont’d)

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Municipal High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

May 29, 2020

RISKS: The Fund is a diversified closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. The Fund’s investments are subject to a number of risks, such as credit risk, inflation risk and interest rate risk. High-yield bonds, known as “junk bonds,” involve greater credit and liquidity risks than investment grade bonds. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may invest in securities of other investment companies. To the extent it does, Fund stockholders will indirectly pay a portion of the operating costs of such companies, in addition to the expenses that the Fund bears directly in connection with its own operation. Investing in securities issued by other investment companies, including exchange-traded funds (“ETFs”) that invest primarily in municipal securities, involves risks similar to those of investing directly in the securities in which those investment companies invest. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadviser.

IV	Western Asset Municipal High Income Fund Inc.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii	The Bloomberg Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

iii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 12 funds in the Fund’s Lipper category.

Western Asset Municipal High Income Fund Inc.	V

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of April 30, 2020 and October 31, 2019 and does not include derivatives such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Municipal High Income Fund Inc. 2020 Semi-Annual Report	1

Schedule of investments (unaudited)

April 30, 2020

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 99.0%
Alabama — 5.8%
Jefferson County, AL, Sewer Revenue:
Convertible CAB, Subordinated Lien, Warrants, Step bond, Series F (0.000% until 10/1/23; 7.900%)	0.000%	10/1/50	$3,020,000	$2,827,233
Senior Lien, Warrants, Series A, Refunding, AGM	5.500%	10/1/53	400,000	443,456
Subordinated Lien, Warrants, Series D, Refunding	6.000%	10/1/42	1,120,000	1,278,077
Subordinated Lien, Warrants, Series D, Refunding	6.500%	10/1/53	3,000,000	3,455,490
Lower Alabama Gas District, Natural Gas Revenue, Series A	5.000%	9/1/46	1,000,000	1,248,290
Total Alabama				9,252,546
Arizona — 4.4%
Chandler, AZ, IDA Revenue, Intel Corp. Project	5.000%	6/3/24	1,170,000	1,303,404	(a)(b)(c)
La Paz County, AZ, IDA Revenue, Charter School Solutions, Harmony Public School Project	5.000%	2/15/36	1,000,000	1,041,980	(d)
Maricopa County, AZ, IDA Revenue, Legacy Traditional Schools Project, Series 2019, Refunding	5.000%	7/1/49	500,000	463,850	(d)
Navajo Nation, AZ, Revenue, Series A, Refunding	5.500%	12/1/30	190,000	198,983	(d)
Phoenix, AZ, IDA Revenue:
Basis School Inc., Refunding	5.000%	7/1/35	1,000,000	955,890	(d)
Great Hearts Academies, Refunding	5.000%	7/1/41	1,200,000	1,240,236
Salt Verde, AZ, Financial Corp., Natural Gas Revenue, Series 2007	5.000%	12/1/37	1,500,000	1,830,705
Total Arizona				7,035,048
California — 9.3%
Alameda, CA, Corridor Transportation Authority Revenue, Second Subordinated Lien, Series B, Refunding	5.000%	10/1/34	500,000	536,600
Anaheim, CA, Public Financing Authority Lease Revenue, Series A, Refunding	5.000%	5/1/46	2,000,000	2,084,780
California State MFA Revenue:
Senior Lien, LINXS APM Project, Series A	5.000%	12/31/43	500,000	521,575	(a)
Senior Lien, LINXS APM Project, Series A	5.000%	12/31/47	200,000	207,606	(a)
California State PCFA Water Furnishing Revenue, San Diego County Water Authority Desalination Project	5.000%	7/1/39	700,000	741,300	(d)

See Notes to Financial Statements.

2	Western Asset Municipal High Income Fund Inc. 2020 Semi-Annual Report

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
California — continued
California Statewide CDA Revenue:
Provident Group-Pomona Properties LLC, Series A	5.600%	1/15/36	$500,000	$503,680	(d)
Provident Group-Pomona Properties LLC, Series A	5.750%	1/15/45	360,000	360,943	(d)
Golden State, CA, Tobacco Securitization Corp. Revenue, Tobacco Settlement Funded, Series A-1	5.250%	6/1/47	700,000	686,826
Inland Valley, CA, Development Agency, Successor Agency Tax Allocation Revenue, Series A, Refunding	5.000%	9/1/44	500,000	532,235
Morongo Band of Mission Indians, CA, Revenue, Tribal Economic Development, Series A	5.000%	10/1/42	100,000	88,207	(d)
M-S-R Energy Authority, CA, Natural Gas Revenue:
Series B	6.500%	11/1/39	1,000,000	1,434,280
Series C	7.000%	11/1/34	2,000,000	2,820,000
Series C	6.500%	11/1/39	2,000,000	2,868,560
Redding, CA, Redevelopment Agency, Tax Allocation, Shastec Redevelopment Project	5.000%	9/1/29	600,000	601,374
River Islands, CA, Public Financing Authority, Special Tax Revenue, Community Facilities District No. 2003-1, Refunding	5.500%	9/1/45	620,000	652,073
Stockton, CA, PFA Wastewater Revenue, Bond Anticipation Notes, Series 2019	1.400%	6/1/22	150,000	146,167
Tobacco Securitization Authority of Southern California Revenue, Asset Backed Refunding, San Diego County Tobacco Asset Securitization Corporation, Class 1, Series A	5.000%	6/1/48	200,000	211,612
Total California				14,997,818
Colorado — 3.5%
Aristation Metropolitan District, CO, GO, Convertible Unlimited & Special Revenue, Refunding and Improvements	5.000%	12/1/38	500,000	476,080
Colorado State Health Facilities Authority Revenue, Commonspirit Health Project, Series A-2	4.000%	8/1/49	500,000	477,510
Colorado State High Performance Transportation Enterprise Revenue, C-470 Express Lanes	5.000%	12/31/51	150,000	141,803
North Range, CO, Metropolitan District #2, GO, Series A, Refunding	5.625%	12/1/37	500,000	478,605

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2020 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

April 30, 2020

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Colorado — continued
Public Authority for Colorado Energy, Natural Gas Purchase Revenue, Series 2008	6.125%	11/15/23	$3,345,000	$3,587,947
Solaris, CO, Metropolitan District #3, GO, Subordinate Limited Tax, Series B	7.000%	12/15/46	500,000	451,520
Total Colorado				5,613,465
Connecticut — 0.7%
Connecticut State Special Tax Revenue, Transportation Infrastructure, Series A	5.000%	1/1/37	500,000	566,950
Connecticut State, GO, Series A	4.000%	4/15/37	600,000	630,354
Total Connecticut				1,197,304
Delaware — 1.2%
Delaware State EDA Revenue, Indian River Power LLC	5.375%	10/1/45	2,000,000	1,993,980
District of Columbia — 1.5%
District of Columbia Revenue:
Friendship Public Charter School Inc.	5.000%	6/1/42	2,000,000	2,037,380
Ingleside Rock Creek Project, Series A	4.125%	7/1/27	100,000	91,948
KIPP Charter School	6.000%	7/1/33	200,000	232,232	(e)
Total District of Columbia				2,361,560
Florida — 3.8%
Broward County, FL, Port Facilities Revenue:
Senior Bonds, Series B	4.000%	9/1/44	1,250,000	1,315,100	(a)
Senior Bonds, Series B	4.000%	9/1/49	500,000	526,625	(a)
Florida State Development Finance Corp.,
Educational Facilities Revenue:
Renaissance Charter School Inc. Projects, Series A	6.000%	6/15/35	250,000	257,845	(d)
Renaissance Charter School Inc. Projects, Series A	6.125%	6/15/46	215,000	219,780	(d)
Florida State Mid-Bay Bridge Authority Revenue, Series A, Refunding	5.000%	10/1/28	500,000	536,165
Martin County, FL, IDA, Revenue, Indiantown Cogeneration LP Project, Refunding	4.200%	12/15/25	1,500,000	1,500,000	(a)(d)
Miami-Dade County, FL, Aviation Revenue, Series A	5.000%	10/1/49	650,000	713,317	(a)
Palm Beach County, FL, Health Facilities Authority Revenue, Sinai Residences Boca Raton Project	7.500%	6/1/49	400,000	413,368
Reunion, FL, East Community Development District, Special Assessment Bond: Series 1	6.600%	5/1/33	95,000	91,400

See Notes to Financial Statements.

4	Western Asset Municipal High Income Fund Inc. 2020 Semi-Annual Report

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Series A-2	7.375%	5/1/33	$285,000	$3	*(f)
Santa Rosa, FL, Bay Bridge Authority Revenue	6.250%	7/1/28	684,371	554,340	*(f)
Total Florida				6,127,943
Georgia — 0.1%
Main Street Natural Gas Inc., GA, Gas Project Revenue, Series A	5.000%	5/15/43	150,000	161,721
Illinois — 12.6%
Chicago, IL, Board of Education, Dedicated Capital Improvement, Special Tax Revenue	5.000%	4/1/42	500,000	483,180
Chicago, IL, Board of Education, GO, Series C, AGM	5.000%	12/1/32	250,000	294,897
Chicago, IL, GO:
Series 2005D, Refunding	5.500%	1/1/34	1,250,000	1,270,350
Series A	5.000%	1/1/44	500,000	468,695
Series A, Refunding	5.000%	1/1/29	500,000	508,555
Series A, Refunding	6.000%	1/1/38	300,000	312,309
Series C, Refunding	5.000%	1/1/25	500,000	512,450
Chicago, IL, Motor Fuel Tax Revenue, Refunding, AGM	5.000%	1/1/32	1,000,000	1,082,850
Chicago, IL, O’Hare International Airport Revenue:
Senior Lien, Series G	5.000%	1/1/42	500,000	540,705	(a)
Series A, Refunding	5.000%	1/1/31	1,500,000	1,626,390	(a)
Chicago, IL, Transit Authority, Sales Tax Receipts Revenue, Second Lien	5.000%	12/1/51	1,000,000	1,093,710
Chicago, IL, Wastewater Transmission Revenue, Second Lien, Series B, Refunding	5.000%	1/1/38	500,000	563,425
Chicago, IL, Waterworks Revenue:
Second Lien, Series 2017, Refunding	5.000%	11/1/29	500,000	543,420
Second Lien, Series 2017-2, Refunding, AGM	5.000%	11/1/32	1,260,000	1,485,490
Illinois State Finance Authority, Revenue, Franciscan Communities Inc.:
Series A	5.250%	5/15/47	130,000	146,743	(e)
Series A	5.250%	5/15/47	870,000	764,321
Illinois State Sports Facilities Authority Revenue, State Tax Supported, Series 2019, Refunding, BAM	5.000%	6/15/30	250,000	277,548
Illinois State Toll Highway Authority Revenue, Series C, Refunding	5.000%	1/1/27	1,400,000	1,668,156
Illinois State University, Auxiliary Facilities System Revenue, Series A, Refunding, AGM	5.000%	4/1/28	100,000	120,559

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2020 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

April 30, 2020

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Illinois State, GO:
Series 2006	5.500%	1/1/30	$300,000	$295,566
Series 2016, Refunding	5.000%	2/1/26	250,000	245,070
Series 2016, Refunding	5.000%	2/1/29	300,000	289,674
Series A, Refunding	5.000%	10/1/29	1,100,000	1,059,971
Series A, Refunding	5.000%	10/1/30	550,000	528,396
Series B, Refunding	5.000%	9/1/27	400,000	388,356
Series D	5.000%	11/1/27	1,400,000	1,358,028
Metropolitan Pier & Exposition Authority, IL, Dedicated State Revenue:
McCormick Place Expansion Project, Series A	5.000%	6/15/57	350,000	315,220
McCormick Place Expansion Project, Series A, Refunding	4.000%	6/15/50	1,000,000	841,320
Regional Transportation Authority, IL, Revenue, Series A, Refunding, NATL	6.000%	7/1/29	930,000	1,166,062
Total Illinois				20,251,416
Indiana — 1.6%
Indiana State Finance Authority Revenue, Private Activity Ohio River Bridges East End Crossing Project, Series A	5.000%	7/1/48	2,000,000	2,047,500	(a)
Valparaiso, IN, Exempt Facilities Revenue, Pratt Paper LLC Project	7.000%	1/1/44	500,000	523,985	(a)
Total Indiana				2,571,485
Kentucky — 1.9%
Kentucky State PEA, Gas Supply Revenue:
Series A	4.000%	6/1/26	1,500,000	1,575,315	(b)(c)
Series C	4.000%	6/1/25	1,400,000	1,484,658	(b)(c)
Total Kentucky				3,059,973
Louisiana — 0.9%
Louisiana State PFA, Lease Revenue:
Provident Group, Flagship Properties	5.000%	7/1/42	700,000	806,232
Provident Group, Flagship Properties, Series A	4.000%	7/1/49	500,000	511,525
St. John the Baptist Parish, LA, State Revenue, Marathon Oil Corp. Project, Refunding	2.200%	7/1/26	250,000	208,082	(b)(c)
Total Louisiana				1,525,839

See Notes to Financial Statements.

6	Western Asset Municipal High Income Fund Inc. 2020 Semi-Annual Report

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Maryland — 2.2%
Maryland State EDC Revenue, Seagirt Marine Terminal Project, Series A	5.000%	6/1/44	$400,000	$378,124	(a)
Maryland State Health & Higher EFA Revenue, Mercy Medical Center	6.250%	7/1/31	3,000,000	3,111,510
Total Maryland				3,489,634
Massachusetts — 0.8%
Massachusetts State DFA Revenue:
Newbridge Charles Inc., Refunding	5.000%	10/1/47	250,000	232,397	(d)
UMass Boston Student Housing Project	5.000%	10/1/41	200,000	201,570
Wellforce Issue, Series A, Refunding	5.000%	7/1/36	500,000	557,400
Wellforce Issue, Series A, Refunding	5.000%	7/1/44	250,000	269,255
Total Massachusetts				1,260,622
Michigan — 1.4%
Detroit, MI, Downtown Development Authority Revenue, Catalyst Development, Series A, Refunding, AGM	5.000%	7/1/43	250,000	275,930
Great Lakes, MI, Water Authority Water Supply System Revenue, Senior Lien, Series C, Refunding	5.000%	7/1/35	200,000	236,674
Michigan State Finance Authority Limited Obligation Revenue:
Higher Education, Thomas M Cooley Law School Project, Refunding	6.000%	7/1/24	310,000	313,779	(d)
Higher Education, Thomas M Cooley Law School Project, Refunding	6.750%	7/1/44	230,000	224,360	(d)
Michigan State Finance Authority Revenue:
Henry Ford Health System, Series A	4.000%	11/15/50	400,000	403,896
Senior Lien, Great Lakes Water Authority & Sewer, Series C-1, Refunding	5.000%	7/1/44	270,000	278,437
Senior Lien, Great Lakes Water Authority & Sewer, Series C-6, Refunding	5.000%	7/1/33	260,000	283,730
Michigan State Strategic Fund Limited Obligation Revenue, I-75 Improvement Project	5.000%	12/31/43	250,000	255,168	(a)
Total Michigan				2,271,974
Missouri — 2.1%
Kansas City, MO, IDA, Senior Living Facilities Revenue, Kingswood Project	6.000%	11/15/51	200,000	125,344	(d)
Missouri State HEFA Revenue, Senior Living Facilities:
Lutheran Senior Services	6.000%	2/1/41	500,000	504,605

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2020 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

April 30, 2020

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Missouri — continued
Lutheran Senior Services	5.000%	2/1/44	$750,000	$704,340
St. Louis County, MO, IDA, Senior Living Facilities Revenue, Friendship Village of Sunset Hills, Series A	5.875%	9/1/43	2,000,000	2,008,480
Total Missouri				3,342,769
Nebraska — 2.2%
Central Plains Energy Project, NE, Gas Project Revenue, Project #3, Series A, Refunding	5.000%	9/1/42	3,340,000	3,543,707
Nevada — 0.5%
State of Nevada Department of Business & Industry Revenue:
Charter School Lease Revenue, Somerset Academy, Series A	5.000%	12/15/35	300,000	287,430	(d)
Charter School Lease Revenue, Somerset Academy, Series A	5.125%	12/15/45	500,000	458,345	(d)
Total Nevada				745,775
New Jersey — 8.3%
Gloucester County, NJ, PCFA Revenue, Keystone Urban Renewal, Logan Generating, Series A, Refunding	5.000%	12/1/24	420,000	430,655	(a)
New Jersey State EDA Revenue:
Private Activity-The Goethals Bridge Replacement Project	5.375%	1/1/43	1,500,000	1,526,760	(a)
Transit Transportation Project, Series A	5.000%	11/1/32	1,500,000	1,517,190
New Jersey State EDA, Special Facility Revenue, Port Newark Container Terminal LLC Project, Refunding	5.000%	10/1/37	125,000	131,468	(a)
New Jersey State Health Care Facilities Financing Authority Revenue, Hackensack Meridian Health, Series A, Refunding	5.000%	7/1/38	100,000	114,932
New Jersey State Higher Education State, Student Assistance Authority Revenue, Subordinated, Series 1B	5.000%	12/1/44	640,000	667,366	(a)(g)
New Jersey State Transportation Trust Fund Authority Revenue:
Transportation Program, Series AA	5.250%	6/15/32	4,720,000	4,811,804
Transportation Program, Series AA	5.000%	6/15/46	1,000,000	981,780
Transportation System, Series A, Refunding	5.000%	12/15/28	1,000,000	1,036,480

See Notes to Financial Statements.

8	Western Asset Municipal High Income Fund Inc. 2020 Semi-Annual Report

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
Salem County, NJ, PCFA Revenue, Chambers Project, Series A	5.000%	12/1/23	$1,820,000	$1,895,476	(a)
Tobacco Settlement Financing Corp., NJ, Revenue, Senior, Series A, Refunding	5.250%	6/1/46	150,000	160,263
Total New Jersey				13,274,174
New Mexico — 0.4%
Santa Fe, NM, Retirement Facilities Revenue:
EL Castillo Retirement Residences Project, Series A	5.000%	5/15/49	250,000	215,818
EL Castillo Retirement Residences Project, Series B	2.625%	5/15/25	400,000	359,688
Total New Mexico				575,506
New York — 1.7%
New York State Liberty Development Corp., Liberty Revenue, 3 World Trade Center Project, Class 1, Refunding	5.000%	11/15/44	1,205,000	1,155,679	(d)
New York State Transportation Development Corp., Special Facilities Revenue:
Delta Air Lines Inc., LaGuardia Airport Terminals C and D Redevelopment Project	5.000%	1/1/33	750,000	752,790	(a)
LaGuardia Airport Terminal B Redevelopment Project, Series A	5.000%	7/1/41	300,000	306,297	(a)
Troy Capital Resource Corp., NY, Revenue, Rensselaer Polytechnic Institute Project, Series A, Refunding	4.000%	9/1/40	500,000	540,855	(h)
Total New York				2,755,621
North Carolina — 0.3%
North Carolina State Turnpike Authority, Monroe Expressway Toll Revenue, Series A, Refunding, State Appropriations	5.000%	7/1/47	500,000	514,005
Ohio — 1.3%
Buckeye, OH, Tobacco Settlement Financing Authority Revenue:
Senior Bonds, Series A-2, Refunding	4.000%	6/1/48	250,000	250,817
Senior Bonds, Series B-2, Refunding	5.000%	6/1/55	800,000	714,208
Ohio State Air Quality Development Authority Revenue, American Electric Company Project, Series B, Refunding	2.500%	10/1/29	350,000	331,688	(a)(b)(c)
Ohio State Private Activity Revenue, Portsmouth Bypass Project	5.000%	6/30/53	700,000	777,140	(a)
Total Ohio				2,073,853

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2020 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

April 30, 2020

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Oklahoma — 0.3%
Payne County, OK, EDA Revenue, Epworth Living at The Ranch, Series A	6.250%	11/1/31	$143,075	$358	*(f)
Tulsa County, OK, Industrial Authority, Senior Living Community Revenue, Montereau Inc. Project, Refunding	5.250%	11/15/37	500,000	499,965
Total Oklahoma				500,323
Oregon — 0.7%
Clackamas County, OR, Hospital Facility Authority Revenue, Senior Living, Willamette View Project, Refunding	5.000%	11/15/37	500,000	501,860
Yamhill County, OR, Hospital Authority Revenue, Friendsview Retirement Community, Refunding	5.000%	11/15/51	725,000	605,998
Total Oregon				1,107,858
Pennsylvania — 6.6%
Allegheny County, PA, HDA Revenue, University Pittsburgh Medical Center, Series A, Refunding	4.000%	7/15/38	350,000	363,545
Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Revenue, Series 2018	5.000%	6/1/33	200,000	227,190
Cumberland County, PA, Municipal Authority Revenue, Diakon Lutheran Social Ministries Project	5.000%	1/1/28	350,000	360,693
Erie County, PA, Convention Center Authority Guaranteed Hotel Revenue, County Guaranty, Refunding	5.000%	1/15/36	750,000	861,720
Lancaster, PA, IDA Revenue, Willow Valley Communities Project	5.000%	12/1/49	500,000	539,925
Montgomery County, PA, Industrial Development Authority, Retirement Community Revenue:
Acts Retirement-Life-Communities, Refunding	5.000%	11/15/28	1,400,000	1,428,672
Acts Retirement-Life-Communities, Refunding	5.000%	11/15/29	1,350,000	1,376,595
Pennsylvania State Economic Development Financing Authority, Solid Waste Disposal Revenue, Waste Management Inc. Project	2.150%	7/1/24	250,000	244,333	(a)(b)(c)
Pennsylvania State Turnpike Commission Revenue, Subordinated, Series B, Refunding	5.000%	6/1/39	3,170,000	3,504,308
Philadelphia, PA, Authority for IDR:
City Service Agreement Revenue, Rebuild Project	5.000%	5/1/38	500,000	534,420
Discovery Charter School Project	6.250%	4/1/37	500,000	502,725

See Notes to Financial Statements.

10	Western Asset Municipal High Income Fund Inc. 2020 Semi-Annual Report

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Lease Revenue, Refunding	5.000%	10/1/30	$250,000	$282,585
Performing Arts Charter School Project	6.000%	6/15/23	360,000	360,770	(d)
Total Pennsylvania				10,587,481
Puerto Rico — 2.0%
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue:
CAB, Restructured, Series A-1	0.000%	7/1/27	240,000	181,070
CAB, Restructured, Series A-1	0.000%	7/1/51	1,250,000	218,750
Restructured, Series A-1	5.000%	7/1/58	1,380,000	1,296,607
Restructured, Series A-2	4.329%	7/1/40	250,000	223,880
Restructured, Series A-2A	4.550%	7/1/40	1,350,000	1,246,077
Total Puerto Rico				3,166,384
Tennessee — 0.3%
Tennessee State Energy Acquisition Corp., Natural Gas Revenue, Series 2018	4.000%	11/1/25	400,000	425,604	(b)(c)
Texas — 13.3%
Arlington, TX, Higher Education Finance Corp., Education Revenue, Uplift Education, Series A	5.000%	12/1/46	200,000	202,704
Arlington, TX, Special Tax Revenue, Subordinated Lien, Series C, BAM	5.000%	2/15/41	500,000	559,020
Central Texas Regional Mobility Authority Revenue, Subordinated Lien, Refunding	5.000%	1/1/42	2,000,000	2,071,500
City of Austin, TX, Airport System Revenue, Series B	5.000%	11/15/37	500,000	560,500	(a)
El Paso, TX, GO, Series A, Refunding	4.000%	8/15/45	500,000	552,385
Grand Parkway Transportation Corp., TX, System Toll Revenue:
Convertible CAB, Series B, Step bond (0.000% until 10/1/28; 5.500%)	0.000%	10/1/35	1,500,000	1,631,250
First Tier, Refunding, Series C	4.000%	10/1/45	750,000	798,195
Gulf Coast, TX, IDA, Solid Waste Disposal Revenue, Citgo Petroleum Corp. Project	4.875%	5/1/25	1,000,000	939,360	(a)
Love Field, TX, Airport Modernization Corp., General Airport Revenue:
Series 2017	5.000%	11/1/33	20,000	21,084	(a)
Series 2017	5.000%	11/1/36	20,000	20,890	(a)
Love Field, TX, Airport Modernization Corp., Special Facilities Revenue, Southwest Airlines Co. Project	5.250%	11/1/40	5,000,000	5,000,650

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2020 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

April 30, 2020

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
New Hope Cultural Education Facilities Finance Corp., TX, Senior Living Revenue:
Cardinal Bay Inc., Village on the Park Carriage Inn Project, Series A	5.000%	7/1/46	$100,000	$87,351
Cardinal Bay Inc., Village on the Park Carriage Inn Project, Series A	5.000%	7/1/51	150,000	127,835
Cardinal Bay Inc., Village on the Park Carriage Inn Project, Series B	5.000%	7/1/46	150,000	120,276
New Hope, Cultural Education Facilities Finance Corp., TX, Retirement Facility Revenue:
MRC Crestview	5.000%	11/15/36	550,000	517,533
Westminster Manor Project	5.000%	11/1/40	1,000,000	1,010,480
New Hope, Cultural Education Facilities Finance Corp., TX, Student Housing Revenue, Collegiate Housing Stephenville II LLC, Tartleton State University Project	5.000%	4/1/39	1,165,000	1,183,477
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility Revenue, Buckner Retirement Services Inc. Project, Refunding	5.000%	11/15/37	700,000	763,840
Texas Midwest Public Facility Corp., Revenue, Secure Treatment Facility Project	9.000%	10/1/30	2,000,000	1,320,000	*(f)
Texas State Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, Senior Lien, Series D	6.250%	12/15/26	850,000	956,539
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue, Series 2012	5.000%	12/15/28	1,500,000	1,565,835
Texas State Private Activity Bond Surface Transportation Corp. Revenue, Senior Lien, Blueridge Transportation Group LLC	5.000%	12/31/40	1,000,000	993,570	(a)
Willacy County, TX, Jail, Public Facilities Corp. Project Revenue	7.500%	11/1/25	325,000	279,318
Total Texas				21,283,592
U.S. Virgin Islands — 1.4%
Virgin Islands Public Finance Authority Revenue, Subordinated, Matching Fund Loan, Diageo Project, Series A	6.750%	10/1/37	2,400,000	2,264,304

See Notes to Financial Statements.

12	Western Asset Municipal High Income Fund Inc. 2020 Semi-Annual Report

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Utah — 0.8%
Utah State Charter School Finance Authority, Charter School Revenue:
Summit Academy Inc., Series A, Refunding, UT CSCE	5.000%	4/15/39	$350,000	$419,052
Syracuse Arts Academy Project, UT CSCE	5.000%	4/15/42	250,000	287,225
Utah State Infrastructure Agency, Telecommunication Revenue, Series A	5.250%	10/15/33	550,000	561,170
Total Utah				1,267,447
Virginia — 2.5%
Virginia State Port Authority, Port Facilities Revenue:
Series B, Refunding	5.000%	7/1/41	250,000	289,685	(a)
Series B, Refunding	5.000%	7/1/45	300,000	345,384	(a)
Virginia State Small Business Financing Authority Revenue:
Bon Secours Mercy Health, Series I, Refunding	4.000%	12/1/49	400,000	415,444
Senior Lien, Elizabeth River Crossing OpCo LLC Project	5.250%	1/1/32	1,000,000	999,920	(a)
Senior Lien, Elizabeth River Crossing OpCo LLC Project	5.500%	1/1/42	2,000,000	1,985,800	(a)
Total Virginia				4,036,233
Washington — 0.2%
Washington State Health Care Facilities Authority Revenue, Commonspirit Health, Series B, Refunding	5.000%	8/1/26	250,000	282,933	(b)(c)
West Virginia — 0.2%
West Virginia University Revenue, West Virginia Projects, Series B, Refunding	5.000%	10/1/29	250,000	298,495	(b)(c)
Wisconsin — 2.2%
Public Finance Authority, WI, Housing Revenue, Appalachian State University Project, AGM, Series A	4.000%	7/1/45	600,000	620,106
Public Finance Authority, WI, Limited Obligation Pilot Revenue:
American Dream @ Meadowlands Project, Series 2017	5.000%	12/1/27	250,000	228,253	(d)
American Dream @ Meadowlands Project, Series 2017	7.000%	12/1/50	250,000	234,502	(d)
Public Finance Authority, WI, Revenue:
Celanese Project, Series B, Refunding	5.000%	12/1/25	550,000	548,922	(a)

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2020 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

April 30, 2020

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Wisconsin — continued
Church Home of Hartford Inc. Project, Refunding	5.000%	9/1/38	$250,000	$233,745	(d)
Fellowship Senior Living Project, Series A, Refunding	5.000%	1/1/46	600,000	578,946
Public Finance Authority, WI, Student Housing Revenue, CHF Wilmington LLC, University of North Carolina at Wilmington Project, AGM	5.000%	7/1/53	1,000,000	1,103,920
Total Wisconsin				3,548,394
Total Investments before Short-Term Investments (Cost — $156,780,698)				158,766,786
Short-Term Investments — 0.1%
Municipal Bonds — 0.1%
New York — 0.1%
New York State HFA Revenue, 160 Madison Avenue, Series A, LOC - Landesbank Hessen-Thueringen (Cost — $200,000)	0.170%	11/1/46	200,000	200,000	(i)(j)

			Shares
Money Market Funds — 0.0%
Dreyfus Government Cash Management, Institutional Shares (Cost — $9,933)	0.153%		9,933	9,933
Total Short-Term Investments (Cost — $209,933)				209,933
Total Investments — 99.1% (Cost — $156,990,631)				158,976,719
Other Assets in Excess of Liabilities — 0.9%				1,403,072
Total Net Assets — 100.0%				$160,379,791

*	Non-income producing security.

See Notes to Financial Statements.

14	Western Asset Municipal High Income Fund Inc. 2020 Semi-Annual Report

Western Asset Municipal High Income Fund Inc.

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	Maturity date shown represents the mandatory tender date.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(e)	Pre-Refunded bonds are generally escrowed with U.S. government obligations and/or U.S. government agency securities.

(f)	The coupon payment on these securities is currently in default as of April 30, 2020.

(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(h)	Securities traded on a when-issued or delayed delivery basis.

(i)

Variable rate demand obligations (“VRDOs”) have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. The interest rate generally resets on a daily or weekly basis and is determined on the specific interest rate reset date by the Remarketing Agent, pursuant to a formula specified in official documents for the VRDO, or set at the highest rate allowable as specified in official documents for the VRDO. VRDOs are benchmarked to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The SIFMA Municipal Swap Index is compiled from weekly interest rate resets of tax-exempt VRDOs reported to the Municipal Securities Rulemaking Board’s Short-term Obligation Rate Transparency System.

(j)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2020 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

April 30, 2020

Western Asset Municipal High Income Fund Inc.

Abbreviation(s) used in this schedule:

AGM	— Assured Guaranty Municipal Corporation — Insured Bonds

BAM	— Build America Mutual — Insured Bonds

CAB	— Capital Appreciation Bonds

CDA	— Communities Development Authority

CSCE	— Charter School Credit Enhancement

DFA	— Development Finance Agency

EDA	— Economic Development Authority

EDC	— Economic Development Corporation

EFA	— Educational Facilities Authority

GO	— General Obligation

HDA	— Housing Development Authority

HEFA	— Health & Educational Facilities Authority

HFA	— Housing Finance Agency

IDA	— Industrial Development Authority

IDR	— Industrial Development Revenue

LOC	— Letter of Credit

MFA	— Municipal Finance Authority

NATL	— National Public Finance Guarantee Corporation — Insured Bonds

PCFA	— Pollution Control Financing Authority

PEA	— Public Energy Authority

PFA	— Public Facilities Authority

At April 30, 2020, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury Ultra Long-Term Bonds	2	6/20	$421,016	$449,562	$(28,546)

See Notes to Financial Statements.

16	Western Asset Municipal High Income Fund Inc. 2020 Semi-Annual Report

Statement of assets and liabilities (unaudited)

April 30, 2020

Assets:
Investments, at value (Cost — $156,990,631)	$158,976,719
Interest receivable	2,557,573
Deposits with brokers for open futures contracts	28,003
Receivable from broker — variation margin on open futures contracts	1,625
Prepaid expenses	11,439
Total Assets	161,575,359

Liabilities:
Payable for securities purchased	548,425
Distributions payable	525,680
Investment management fee payable	68,399
Directors’ fees payable	104
Accrued expenses	52,960
Total Liabilities	1,195,568
Total Net Assets	$160,379,791

Net Assets:
Par value ($0.01 par value; 21,632,934 shares issued and outstanding; 500,000,000 shares authorized)	$216,329
Paid-in capital in excess of par value	163,455,699
Total distributable earnings (loss)	(3,292,237)
Total Net Assets	$160,379,791

Shares Outstanding	21,632,934

Net Asset Value	$7.41

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2020 Semi-Annual Report	17

Statement of operations (unaudited)

For the Six Months Ended April 30, 2020

Investment Income:
Interest	$3,504,531

Expenses:
Investment management fee (Note 2)	469,284
Directors’ fees	30,251
Audit and tax fees	24,383
Legal fees	15,622
Transfer agent fees	15,027
Fund accounting fees	12,657
Shareholder reports	8,816
Stock exchange listing fees	6,219
Custody fees	1,738
Insurance	1,555
Interest expense	21
Miscellaneous expenses	4,977
Total Expenses	590,550
Less: Fee waivers and/or expense reimbursements (Note 2)	(5,432)
Net Expenses	585,118
Net Investment Income	2,919,413

Realized and Unrealized Loss on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(695,456)
Futures contracts	(635,126)
Net Realized Loss	(1,330,582)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(11,881,537)
Futures contracts	(28,546)
Change in Net Unrealized Appreciation (Depreciation)	(11,910,083)
Net Loss on Investments and Futures Contracts	(13,240,665)
Decrease in Net Assets From Operations	$(10,321,252)

See Notes to Financial Statements.

18	Western Asset Municipal High Income Fund Inc. 2020 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended April 30, 2020 (unaudited) and the Year Ended October 31, 2019	2020	2019

Operations:
Net investment income	$2,919,413	$6,584,345
Net realized gain (loss)	(1,330,582)	297,179
Change in net unrealized appreciation (depreciation)	(11,910,083)	7,849,775
Increase (Decrease) in Net Assets From Operations	(10,321,252)	14,731,299

Distributions to Shareholders From (Note 1):
Total distributable earnings	(3,180,041)	(6,619,677)
Decrease in Net Assets From Distributions to Shareholders	(3,180,041)	(6,619,677)
Increase (Decrease) in Net Assets	(13,501,293)	8,111,622

Net Assets:
Beginning of period	173,881,084	165,769,462
End of period	$160,379,791	$173,881,084

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2020 Semi-Annual Report	19

Financial highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
	2020[1,2]	2019[1]	2018[1]	2017[1]	2016[1]	2015[1]

Net asset value, beginning of period	$8.04	$7.66	$7.93	$8.09	$7.97	$8.11

Income (loss) from operations:
Net investment income	0.13	0.30	0.32	0.32	0.31	0.36
Net realized and unrealized gain (loss)	(0.61)	0.39	(0.28)	(0.17)	0.14	(0.15)
Total income (loss) from operations	(0.48)	0.69	0.04	0.15	0.45	0.21

Less distributions from:
Net investment income	(0.15) [3]	(0.31)	(0.31)	(0.31)	(0.33)	(0.35)
Total distributions	(0.15)	(0.31)	(0.31)	(0.31)	(0.33)	(0.35)

Net asset value, end of period	$7.41	$8.04	$7.66	$7.93	$8.09	$7.97
Market price, end of period	$6.75	$7.64	$6.91	$7.49	$7.53	$7.47
Total return, based on NAV[4,5]	(6.09)%	9.12%	0.45%	1.92%	5.71%	2.62%
Total return, based on Market Price[6]	(9.88)%	15.20%	(3.76)%	3.67%	5.09%	4.73%

Net assets, end of period (millions)	$160	$174	$166	$171	$175	$172

Ratios to average net assets:
Gross expenses	0.69%[7]	0.68%	0.68%	0.69%	0.71%	0.69%
Net expenses	0.69 [7,8]	0.68	0.68	0.69	0.71	0.69
Net investment income	3.42 [7]	3.86	4.09	4.06	3.87	4.52

Portfolio turnover rate	19%	16%	13%	11%	17%	7%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2020 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	Western Asset Municipal High Income Fund Inc. 2020 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Municipal High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks high current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in intermediate and long-term municipal debt securities issued by state and local governments. However, the Fund may invest in municipal obligations of any maturity. The Fund may invest up to 100% of its assets in municipal obligations rated below investment grade (commonly referred to as “junk bonds”). Investment grade securities are those rated in the Baa/BBB categories or above by at least one National Recognized Statistical Rating Organization that provides such a rating or unrated securities that the subadviser determined to be of comparable credit quality. For credit ratings purposes, pre-refunded bonds are deemed to be unrated. The subadviser determines the credit quality of pre-refunded bonds based on the quality of the escrowed collateral and such other factors as the subadviser deems appropriate.

On April 1, 2020, the Board of Directors of the Fund approved amendments to the Fund’s bylaws. The amended and restated bylaws were subsequently filed on Form 8-K and are available on the Securities and Exchange Commission’s website at www.sec.gov.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or

Western Asset Municipal High Income Fund Inc. 2020 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

22	Western Asset Municipal High Income Fund Inc. 2020 Semi-Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal Bonds†	—	$158,766,786	—	$158,766,786
Short-Term Investments†:
Municipal Bonds	—	200,000	—	200,000
Money Market Funds	$9,933	—	—	9,933
Total Short-Term Investments	9,933	200,000	—	209,933
Total Investments	$9,933	$158,966,786	—	$158,976,719

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts	$28,546	—	—	$28,546

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For

Western Asset Municipal High Income Fund Inc. 2020 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse.

24	Western Asset Municipal High Income Fund Inc. 2020 Semi-Annual Report

While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of April 30, 2020, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination

Western Asset Municipal High Income Fund Inc. 2020 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

26	Western Asset Municipal High Income Fund Inc. 2020 Semi-Annual Report

During the six months ended April 30, 2020, fees waived and/or expenses reimbursed amounted to $5,432.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

The Fund is permitted to purchase or sell securities, typically short-term variable rate demand obligations, from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Directors and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the six months ended April 30, 2020, such purchase and sale transactions (excluding accrued interest) were $7,055,000 and $13,411,240, respectively, with a realized gain of $2,024.

3. Investments

During the six months ended April 30, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$32,495,339
Sales	33,786,895

At April 30, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$156,990,631	$7,385,716	$(5,399,628)	$1,986,088
Futures contracts	—	—	(28,546)	(28,546)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2020.

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$28,546

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset Municipal High Income Fund Inc. 2020 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(635,126)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(28,546)

During the six months ended April 30, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$874,696

5. Distributions subsequent to April 30, 2020

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
4/23/2020	5/1/2020	$0.0243
5/21/2020	6/1/2020	$0.0243
6/23/2020	7/1/2020	$0.0243
7/24/2020	8/3/2020	$0.0243
8/24/2020	9/1/2020	$0.0243

6. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of

28	Western Asset Municipal High Income Fund Inc. 2020 Semi-Annual Report

common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended April 30, 2020, the Fund did not repurchase any shares.

7. Deferred capital losses

As of October 31, 2019, the Fund had deferred capital losses of $4,028,012, which have no expiration date, that will be available to offset future taxable capital gains.

8. Other matters

On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, LMPFA and the subadviser(s), each currently a subsidiary of Legg Mason, would become a subsidiary of Franklin Resources. The transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s management contract, and any related subadvisory contract(s), where applicable. Therefore, the Fund’s Board has approved new management and subadvisory contracts that have been presented to the shareholders of the Fund for their approval.

*  *  *

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

Western Asset Municipal High Income Fund Inc. 2020 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

9. Subsequent event

On May 21, 2020, the Fund announced that, effective as of the date of the announcement, it may enter into tender option bond (“TOB”) transactions and may invest in inverse floating rate instruments issued in TOB transactions. In a TOB transaction, the Fund transfers securities (typically municipal bonds or other municipal securities) into a special purpose entity, referred to as a TOB trust. The TOB trust generally issues floating rate notes to third parties and residual interest TOBs to the Fund. The net proceeds of the sale of the floating rate notes, after expenses, are received by the Fund and may be invested in additional securities.

The residual interest TOBs are inverse floating rate debt instruments (“inverse floaters”), as the return on those bonds is inversely related to changes in a specified interest rate. Distributions on any inverse floaters paid to the Fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Floating rate notes issued by a TOB trust may be senior to the inverse floaters held by the Fund. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in TOB transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.

The Fund may enter into TOB transactions on either a non-recourse or recourse basis. If the Fund invests in a TOB trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB trust. The Fund will look through to the underlying securities held by a TOB trust for purposes of calculating compliance with the Fund’s investment policies. TOB transactions create leverage to the extent the Fund invests the net proceeds of the floating rate notes in additional securities. The Fund currently intends to segregate or earmark liquid assets or otherwise cover its obligations with respect to its investments in TOB trusts. TOB transactions expose the Fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal.

30	Western Asset Municipal High Income Fund Inc. 2020 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Municipal High Income Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, Western Asset Management Company, LLC (“Western Asset”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 13 and 14, 2019, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreement for an additional one-year period. To assist in its consideration of the renewal of each of the Management Agreement and the Sub-Advisory Agreement, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and Western Asset, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s purview (the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with the Board’s evaluation of each of the Management Agreement and the Sub-Advisory Agreement encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and Western Asset to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and Western Asset.

At a meeting held by conference call on October 10, 2019, the Independent Directors in preparation for the Contract Renewal Meeting met in a private session with their independent legal counsel to review the Contract Renewal Information concerning the Legg Mason Closed-end Funds, including the Fund, received to date. No representatives of the Manager or Western Asset participated in this meeting. The discussion below reflects all of these reviews.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and Western Asset provides the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreement. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by Western Asset.

Western Asset Municipal High Income Fund Inc.	31

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Board Approval of Management Agreement and Sub-Advisory Agreement

In its deliberations regarding the renewal of each of the Management Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, considered various factors, including those described below.

Nature, Extent and Quality of the Services Under the Management Agreement and Sub-Advisory Agreement

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and Western Asset under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset, and their affiliates and the financial resources available to the corporate parent of the Manager and Western Asset, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and Western Asset under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by Western Asset and other fund service providers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement between the Manager and Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreement, the Board took into account that Fund stockholders, in pursuing their investment goals and objectives, likely purchased their shares of the Fund based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and Western Asset.

32	Western Asset Municipal High Income Fund Inc.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund Performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of comparable funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and leveraged and non-leveraged high yield municipal debt closed-end funds, as classified by Broadridge, regardless of asset size. The Performance Universe consisted of eleven funds, including the Fund, for each of the 1-, 3-and 5-year periods ended June 30, 2019. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Broadridge.

The Broadridge Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that among the funds in the Performance Universe, the Fund’s performance was ranked tenth (first being best in these performance rankings) for each of the 1- and 3-year periods ended June 30, 2019 and was ranked eleventh (last) for the 5-year period ended on such date. The Fund’s performance was below the median performance of the Performance Universe for each of the 1-, 3- and 5-year periods ended June 30, 2019. The Board gave considerable weight to the Manager’s explanation of the Fund’s underperformance relative to the Performance Universe. In this regard, the Manager noted that the Fund does not use leverage, which, according to the Manager, puts the Fund at a relative disadvantage given that some funds in the Performance Universe use leverage. The use of leverage in general will enhance performance in a rising municipals market and detract from performance in a declining municipals market. The Manager also noted that the Fund is underweight in the tobacco-backed sector and expressed its belief that this long-standing strategy has had a negative impact on Fund performance relative to its Performance Universe. Over the 5-year period, the Fund’s overweight to Puerto Rico credits, which have been eliminated from the portfolio, detracted from performance. The Board noted that the small number of funds in the Performance Universe as well as the inclusion of the Fund in a Performance Universe that includes leveraged funds made meaningful performance comparisons difficult. In

Western Asset Municipal High Income Fund Inc.	33

Board approval of management and subadvisory agreements (unaudited) (cont’d)

addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and the Fund’s performance relative to its benchmark. On a net asset value basis, the Fund underperformed its benchmark for the 1-year period ended June 30, 2019 but outperformed its benchmark for each of the 3- and 5-year periods ended on such date.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreement for an additional one-year period would be consistent with the interests of the Fund and its stockholders.

Management and Sub-Advisory Fees and Expense Ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fee (the “Sub-Advisory Fee”) payable by the Manager to Western Asset under the Sub-Advisory Agreement in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and Western Asset. The Board noted that the Sub-Advisory Fee payable to Western Asset under the Sub-Advisory Agreement is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s stockholders.

Additionally, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and seven other leveraged and non-leveraged high yield municipal debt closed-end funds, as classified by Broadridge. The eight funds in the Expense Group had average net common share assets ranging from $135.9 million to $849.1 million. Five of the other Expense Group funds were larger than the Fund and two were smaller.

The Broadridge Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that each of the Fund’s expense components — the Management Fee, on both a contractual basis and an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds), and the Fund’s actual total expenses — ranked first among the funds in the Expense Group. First is lowest and therefore best in these expense component comparisons. Each of the Fund’s foregoing expense components also was below the Expense Group median for that expense component. The Board noted that the small number of funds in the Expense Group made meaningful expense comparisons difficult.

34	Western Asset Municipal High Income Fund Inc.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information generally attributed the fee differential to differences in the scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Contract Renewal Information noted that the Legg Mason Closed-end Funds typically incur expenses that usually are not incurred by the Legg Mason Open-end Funds, such as those related to the annual stockholder meeting, compliance with securities exchange listing requirements and the management and monitoring of leverage. The Board considered the fee comparisons in view of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee were reasonable in view of the nature, extent, and overall quality of the management, investment advisory and other services provided by the Manager and Western Asset to the Fund under the Management Agreement and the Sub-Advisory Agreement, respectively.

Manager Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2018 and March 31, 2019. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to Western Asset was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal

Western Asset Municipal High Income Fund Inc.	35

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Information indicated that the pre-tax profitability of the Fund to the Manager had decreased in fiscal year 2019 from the level in fiscal year 2018 and remained at a level that the Board did not consider to be excessive in view of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

Economies of Scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under the circumstances.

Other Benefits to the Manager and Western Asset

The Board considered other benefits received by the Manager, Western Asset, and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In view of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreement would be consistent with the interests of the Fund and its stockholders and unanimously voted to continue each Agreement for an additional one-year period. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreement, and each Board member may have attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with its consideration of the continuation of the Management Agreement and the Sub-Advisory Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent legal counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Western Asset were present.

36	Western Asset Municipal High Income Fund Inc.

Board approval of new management and new subadvisory agreements (unaudited)

Background

On March 9, 2020, during a telephonic meeting of the Boards of Directors (each, a “Board” and each Board member, a “Director” or a “Board Member”) of the closed-end funds under the Board’s purview (each, a “Fund” and together, the “Funds”), Board Members discussed with management of Legg Mason, Inc. (“Legg Mason”) and certain representatives of Franklin Resources, Inc. and its subsidiaries (together, “Franklin Templeton”) the acquisition of Legg Mason by Franklin Templeton (the “Transaction”) and Franklin Templeton’s plans and intentions regarding the Funds and Legg Mason’s asset management business, including the preservation and continued investment autonomy of the investment advisory businesses conducted by Legg Mason’s separate investment advisory subsidiaries and the combination of Legg Mason’s and Franklin Templeton’s distribution resources. The Board of each Fund was advised that the Transaction, if completed, would constitute a change of control under the Investment Company Act of 1940, as amended (the “1940 Act”), that would result in the termination of the current management agreement between each Fund and Legg Mason Partners Fund Advisor, LLC (the “Manager”) (the “Current Management Agreements”) and the current subadvisory agreements with each Fund’s subadviser or subadvisers (each, a “Subadviser” and together, the “Subadvisers”) (the “Current Subadvisory Agreements”).

At meetings held on April 1, 2020 the Board of each Fund, including a majority of the Board Members who are not “interested persons” of the Fund or the Manager as defined in the 1940 Act (the “Independent Board Members”), approved the new management agreement between each Fund and the Manager (each, a “New Management Agreement”) and each new subadvisory agreement between each Fund’s Manager and its Subadviser or Subadvisers relating to the Fund (each, a “New Subadvisory Agreement”).1 (The New Management Agreement for a Fund and the New Subadvisory Agreement or Agreements for the Fund are referred to, collectively, as the “New Agreements,” the Current Management Agreement for a Fund and the Current Subadvisory Agreement or Agreements for the Fund are referred to, collectively, as the “Current Agreements,” and the Manager and the Subadviser or Subadvisers for a Fund are referred to, collectively, as the “Advisers.”)

At these meetings, which included meetings of the full Board of each Fund and separate meetings of the Independent Board Members, the Board considered, among other things, whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements, and the anticipated impacts of the Transaction on the Funds and their shareholders. To assist the Board of each Fund in its consideration of the New

[1]

This meeting was held telephonically in reliance on an exemptive order issued by the Securities and Exchange Commission on March 13, 2020. Reliance on the exemptive order is necessary and appropriate due to circumstances related to current or potential effects of COVID-19. All Board Members participating in the telephonic meeting were able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires Board Members, including a majority of the Independent Board Members, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.

Western Asset Municipal High Income Fund Inc.	37

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

Agreements, Franklin Templeton provided materials and information about Franklin Templeton, including its financial condition and asset management capabilities and organization, Legg Mason provided materials and information about Legg Mason, including performance and expense comparison data and profitability information by Fund and with respect to the Legg Mason fund complex as a whole, and Franklin Templeton and Legg Mason provided materials and information about the proposed Transaction between Legg Mason and Franklin Templeton.

Before and during the April 1, 2020 meetings, the Board of each Fund sought certain information as it deemed necessary and appropriate. In connection with their consideration of the New Agreements, the Independent Board Members worked with their independent legal counsel to prepare requests for additional information that were submitted to Franklin Templeton and Legg Mason. The requests for information of the Board of each Fund sought information relevant to the Board’s consideration of the New Agreements and other anticipated impacts of the Transaction on the Funds and their shareholders. Franklin Templeton and Legg Mason provided documents and information in response to these requests for information. Following their review of this information, the Independent Board Members requested additional information from Franklin Templeton and Legg Mason. Franklin Templeton and Legg Mason provided further information in response to these requests, which the Board of each Fund reviewed. Senior management representatives from Franklin Templeton and Legg Mason participated in a portion of each of these meetings and addressed various questions raised by the Board of each Fund.

At the April 1, 2020 meeting of the Board of each Fund, representatives of Legg Mason and Franklin Templeton made presentations to, and responded to questions from, the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Agreements.

Board Approval of New Management Agreements and New Subadvisory Agreements

Each Fund’s Board’s evaluation of the New Agreements reflected the information provided specifically in connection with their review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Current Agreements at in-person meetings held on November 14, 2019 and at other Board meetings throughout the prior year.

Among other things, the Board Members considered:

(i)	the reputation, experience, financial strength and resources of Franklin Templeton and its investment advisory subsidiaries;

38	Western Asset Municipal High Income Fund Inc.

(ii)	that Franklin Templeton has informed the Board of each Fund that it intends to maintain the investment autonomy of the Legg Mason investment advisory subsidiaries;

(iii)

that Franklin Templeton and Legg Mason have informed the Board of each Fund that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Advisers, including compliance and other non-advisory services, and have represented that there are not expected to be any changes in the portfolio management personnel managing the Funds as a result of the Transaction;

(iv)

that Franklin Templeton and Legg Mason have informed the Board of each Fund regarding transition plans, including Legg Mason’s provision of retention incentives for certain Legg Mason corporate personnel until the Transaction closes, and Franklin Templeton’s provision of long-term retention mechanisms for certain personnel following the closing;

(v)	that there are not expected to be any changes to any Fund’s custodian or other service providers as a result of the Transaction;

(vi)

that Franklin Templeton has informed the Board of each Fund that it has no present intention to alter currently effective expense waivers and reimbursements after their expiration, and, while it reserves the right to do so in the future, it would consult with the applicable Fund’s Board before making any changes;

(vii)

that Franklin Templeton does not expect to propose any changes to the investment objective(s) of any Fund or any changes to the principal investment strategies of any Fund as a result of the Transaction;

(viii)	the potential benefits to Fund shareholders from being part of a combined fund family with Franklin Templeton-sponsored funds and access to a broader array of investment opportunities;

(ix)	that Franklin Templeton and Legg Mason will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(x)	the fact that each Fund’s contractual management fee rates will remain the same and will not increase by virtue of the New Agreements;

(xi)

the terms and conditions of the New Agreements, including that each New Agreement is identical to its corresponding Current Agreement except for their respective dates of execution, effectiveness and termination;

Western Asset Municipal High Income Fund Inc.	39

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

(xii)	the support expressed by the current senior management team at Legg Mason for the Transaction and Legg Mason’s recommendation that the Board of each Fund approve the New Agreements;

(xiii)

that the Current Agreements, except in the case of newer Funds, are the product of multiple years of review and negotiation and information received and considered by the applicable Fund’s Board in the exercise of their business judgment during those years, and that within the past six-months the Board of each Fund had performed a full review of and approved the Current Agreements as required by the 1940 Act and had determined in the exercise of the Board Members’ business judgment that each applicable Adviser had the capabilities, resources and personnel necessary to provide the services provided to each Fund, and that the management and subadvisory fees paid by or in respect of the Fund, taking into account any applicable agreed-upon fee reductions, represented reasonable compensation to the applicable Adviser in light of the services provided, the costs to the Adviser of providing those services, the fees and other expenses paid by similar funds, and such other matters as the Board Members considered relevant in the exercise of their business judgment, and represented an appropriate sharing between Fund shareholders and the Advisers of any economies of scale in the management of the Fund at current and anticipated asset levels;

(xiv)	that the Current Agreements were considered and approved as recently as November 2019, except in the case of one Fund, which is currently in the initial term of its agreement;

(xv)

that the Funds will not bear the costs of obtaining shareholder approval of the New Agreements, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, regardless of whether the Transaction is consummated; and

(xvi)

that under the a definitive agreement between Legg Mason and Franklin Templeton (the “Transaction Agreement”), Franklin Templeton has acknowledged that Legg Mason had entered into the Transaction Agreement in reliance upon the benefits and protections provided by Section 15(f) of the 1940 Act, and that, in furtherance of the foregoing, Franklin Templeton agreed to use reasonable best efforts to conduct its business so that (a) for a period of not less than three years after the closing of the Transaction no more than 25% of the members of the Board of any Fund shall be “interested persons” (as defined in the 1940 Act) of any investment adviser for a Fund, and (b) for a period of not less than two years after the closing, neither Franklin Templeton nor any of its affiliates shall impose an “unfair burden” (within the meaning of the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission) on any Fund as a result of the transactions contemplated by the Transaction Agreement or any express or implied terms, conditions or understandings applicable thereto.

40	Western Asset Municipal High Income Fund Inc.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Board Members considered information received in connection with the most recent approval or continuation of each Current Agreement in addition to information provided by Franklin Templeton and Legg Mason in connection with their evaluation of the terms and conditions of the New Agreements. In connection with the most recent approval or continuation of each Current Agreement, and in connection with their review of each New Agreement, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members evaluated all information available to them on a Fund-by-Fund basis with respect to their consideration of the Current Agreements and the New Agreements, and their determinations were made separately in respect of each Fund.

The information provided and presentations made to the Board of each Fund encompassed each Fund and all other Funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions rendered by the Manager for each Fund, both of which functions are encompassed by the New Management Agreement for the Fund, as well as the advisory functions rendered by the Subadviser(s) pursuant to the New Subadvisory Agreement(s) for the Fund. The Independent Board Members of each Fund considered the New Management Agreement and the New Subadvisory Agreement(s) separately in the course of their review. In doing so, they considered the respective roles and compensation of the Manager and the Subadviser(s) in providing services to the Fund.

The Independent Board Members were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Board Members of each Fund received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the New Agreements for the Fund. The Independent Board Members of each Fund, including Western Asset Municipal High Income Fund Inc. (the “Western Asset Fund”), reviewed the proposed approval of the New Agreements for the Fund on multiple occasions with their independent legal counsel in private sessions at which no representatives of Franklin Templeton, Legg Mason, or the Manager or Subadviser(s) for the Fund were present.

Nature, Extent and Quality of the Services under the New Agreements

The Board of each Fund received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser(s) under the Current Agreements. In evaluating the nature, quality and extent of the services to be provided by the Advisers under the New Agreements, the Board Members considered,

Western Asset Municipal High Income Fund Inc.	41

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Adviser, and that Franklin Templeton and Legg Mason have advised the Board of each Fund that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Advisers, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction. In this regard, the Board of each Fund took into account that Franklin Templeton and Legg Mason have informed the Board regarding Legg Mason’s provision of retention incentives for certain Legg Mason corporate personnel until the Transaction closes, and Franklin Templeton’s provision of long-term retention mechanisms for certain personnel following the closing. The Board of each Fund has received information at regular meetings throughout the past year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. Each Fund’s Board’s evaluation of the services provided by the Manager and the Subadviser(s) took into account the Board Members’ knowledge gained as Board Members of other Funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser(s), and the quality of the Manager’s administrative and other services. The Board of each Fund observed that the scope of services provided by the Manager and the Subadviser(s), and the undertakings required of the Manager and Subadviser(s) in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board of each Fund has received and reviewed on a regular basis information from the Manager and the Subadviser(s) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and took that information into account in its evaluation of the New Agreements. The Board of each Fund also considered the risks associated with the Fund borne by the Advisers and their affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the risk management processes of the Manager and Subadviser(s).

The Board of each Fund considered information provided by Franklin Templeton regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition (pre- and post-closing).

The Board of each Fund also reviewed the qualifications, backgrounds and responsibilities of the senior personnel of the Manager and the Subadviser(s) and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board of each Fund noted in particular that following the Transaction, Franklin Templeton is expected to have resources that will provide it with substantial capacity to

42	Western Asset Municipal High Income Fund Inc.

invest across the business. The Board of each Fund also considered the financial resources of Legg Mason and Franklin Templeton and the importance of having a Fund manager with, or with access to, significant organizational and financial resources.

The Board also considered the benefits to each Fund of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In addition, the Board also considered Franklin Templeton’s significant experience in dealing with issues unique to the management of closed-end funds.

The Board of each Fund also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions for the Fund.

The Board of each Fund received performance information for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board of each Fund was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board of each Fund has found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. It was also noted that the Board of each Fund has received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board of each Fund considered the Fund’s performance in light of overall financial market conditions. Where a Fund’s performance was below the median during one or more specified periods, the Fund’s Board noted the explanations from the Advisers concerning the Fund’s relative performance versus the peer group for the various periods

Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Board Members of each Fund determined that the Transaction was not expected to affect adversely the nature, extent and quality of services provided by each Adviser and that the Transaction was not expected to have an adverse effect on the ability of the Advisers to provide those services, and the Board of each Fund, including the Western Asset Fund, concluded that, overall, the nature, extent and quality of services expected to be provided, including performance, under the New Agreements for the Fund were sufficient for approval.

Western Asset Municipal High Income Fund Inc.	43

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

Management Fees and Expense Ratios

The Board of each Fund considered that it had reviewed the Fund’s management fee and total expense ratio at the November 2019 contract renewal meeting. The Board of each Fund considered that the New Management Agreement does not change any Fund’s management fee rate or the computation method for calculating such fees, and that there is no present intention to alter expense waiver and reimbursement arrangements that are currently in effect. The Board of each Fund noted that by their terms none of the current expense waiver and reimbursement arrangements would expire before December 2020 and that Franklin Templeton had indicated that it would consult with the applicable Fund’s Board before making any changes to the Fund’s current expense waiver and reimbursement arrangements.

The Board of each Fund reviewed and considered the contractual management fee and the actual management fees paid by the Fund to the Manager in light of the nature, extent and quality of the management and subadvisory services to be provided by the Manager and the Subadviser(s). The Board of each Fund also noted that the compensation paid to the Subadviser(s) is the responsibility and expense of the Manager, or in some cases another Subadviser, and not the Fund. In addition, the Board of each Fund received and considered information provided by Broadridge comparing the contractual management fee and the actual management fee for the Fund, as well as the total actual expenses for the Fund, with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that, while the Board of each Fund has found the Broadridge data generally useful, it recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board of each Fund also considered the overall management fee, the fees of each Subadviser and the portion of the management fee retained by the Manager after payment of the subadvisory fees, in each case in light of the services rendered for those amounts. The Board of each Fund also received an analysis of Legg Mason complex-wide management fees for Funds with a similar strategy provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The Board of each Fund reviewed information regarding fees charged by the Manager and/or the Subadviser(s) to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Manager reviewed with the Board of each Fund the differences in services provided to these different types of accounts, including that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board of each Fund considered the fee comparisons in light of the differences in management of these different types of accounts and the differences in associated risks borne by the Advisers.

44	Western Asset Municipal High Income Fund Inc.

In evaluating the costs of the services to be provided by the Advisers under the New Agreements, the Board Members considered, among other things, whether management fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Board Members determined that the Transaction would not increase the total fees payable by any Fund for management services.

Taking all of the above into consideration, as well as the factors identified below, the Board of each Fund, including the Western Asset Fund, determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services to be provided to the Fund under the New Agreements.

Profitability and Economies of Scale

The Board of each Fund received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board of each Fund also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board of each Fund received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been previously reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by each Fund’s Board not to be excessive in light of the nature, extent and quality of the services provided to the Fund, including the Western Asset Fund.

The Board of each Fund received and considered information concerning whether the Advisers realize economies of scale as the Fund’s assets grow. In conjunction with their most recent or prior deliberations concerning the Current Agreements, the Board Members have noted that advisory or management fee reductions had been implemented for certain Funds, as well as expense limitations, and that after taking those reductions and expense limitations into account, the Board Members had determined that the total fees for management services, and administrative services for the applicable Funds, were reasonable in light of the services provided to the Funds, including the Western Asset Fund, and that any economies of scale were being shared appropriately.

The Board Members noted that Franklin Templeton and Legg Mason expected to realize cost savings from the Transaction based on synergies of operations, primarily at the holding company distribution level, as well as to benefit from possible growth of the Funds resulting from enhanced distribution capabilities. The Board of each Fund took into account that cost synergies were not the primary driver of the Transaction. However, they noted that other factors could also affect profitability and potential economies of scale, and that it was not possible to predict with any degree of certainty how the Transaction would affect the Advisers’ profitability from their relationship with the Funds, nor to quantify at this time any possible future economies of scale. The Board Members noted they will have the opportunity to periodically re-examine such profitability and any economies of scale going forward.

Western Asset Municipal High Income Fund Inc.	45

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

Other Benefits to the Advisers

The Board of each Fund considered other benefits received by the Manager, the Subadviser(s) and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment management and other services to the Funds and the ongoing commitment of the Manager and the Subadviser(s) to the Funds, the Board of each Fund considered that the ancillary benefits that the Manager, the Subadviser(s) and their affiliates received as a result of their relationship with the Fund, including the Western Asset Fund, were reasonable. In evaluating the fall-out benefits to be received by the Advisers under the New Agreements, the Board Members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Agreements.

The Board of each Fund considered that Franklin Templeton may derive reputational and other benefits from its ability to use the Legg Mason investment affiliates’ names in connection with operating and marketing the Funds. The Board of each Fund considered that the Transaction, if completed, would significantly increase Franklin Templeton’s assets under management and expand Franklin Templeton’s investment capabilities.

Conclusion

After consideration of the factors described above as well as other factors, and in the exercise of their business judgment, the Board Members, including the Independent Board Members, concluded that the New Agreements, including the fees payable thereunder, were fair and reasonable to each Fund and that entering into the New Agreements for each Fund, including the Western Asset Fund, was in the best interests of the Fund’s shareholders, and they voted to approve the New Agreements for each Fund and to recommend that the Fund’s shareholders approve the New Agreements.

46	Western Asset Municipal High Income Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Municipal High Income Fund Inc. was held on March 20, 2020 for the purpose of considering and voting upon the proposals presented at the Meeting. The following table provides information concerning the matters voted upon at the Meeting:

Election of directors

Nominees	For	Against	Abstain
Robert D. Agdern	18,165,241	596,380	20,278
William R. Hutchinson	18,020,256	714,815	20,278
Eileen A. Kamerick	18,213,275	548,796	20,278

At April 30, 2020, in addition to Robert D. Agdern, William R. Hutchinson and Eileen A. Kamerick, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Nisha Kumar

Jane Trust

Ratification of Selection of Independent Registered Public Accountants

To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as independent registered public accountants of the Fund for the fiscal year ended October 31, 2020.

For	Against	Abstain
18,442,872	102,233	237,244

Western Asset Municipal High Income Fund Inc.	47

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

48	Western Asset Municipal High Income Fund Inc.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

Western Asset Municipal High Income Fund Inc.	49

Western Asset

Municipal High Income Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci

Treasurer and Principal Financial Officer

Fred Jensen*

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jeanne M. Kelly

Senior Vice President

*	Effective April 17, 2020, Mr. Jensen became Chief Compliance Officer.

Western Asset Municipal High Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017

New York Stock Exchange Symbol

MHF

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Municipal High Income Fund Inc.

Western Asset Municipal High Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Municipal High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WAS04050 6/20 SR20-3904

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Municipal High Income Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 26, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	June 26, 2020